Income tax (Tables)	12 Months Ended
Dec. 31, 2021
Income tax
Schedule of income tax

	2021	2020	2019
Current income tax	(19,084)	490	(48,425)
Deferred income tax	(50,027)	13,805	31,346
	(69,111)	14,295	(17,079)

Schedule of effective income tax rate differs from theoretical amount

	2021	2020	2019
(Loss) / income from continuing operations before income tax	(90,669)	(371,696)	15,196
(Loss) / income from discontinued operations before income tax	(21,196)	(4,492)	(3,937)
(Loss) / income for the year before income tax	(111,865)	(376,188)	11,259
Tax calculated at the tax rate in each country	37,397	110,056	4,978
Adjustments
Non-taxable income	19,630	10,079	30,387
Expenses related to non-taxable income	(21,967)	(19,725)	(20,732)
Non-deductible expenses	(4,836)	(5,831)	(6,811)
Effect of tax inflation adjustment (2)	(74,042)	(25,680)	(31,202)
Effect of inflation adjustment	(29,038)	(9,480)	3,332
Effect of asset revaluation for tax purposes (1)	79,667	44,423	70,544
Asset revaluation for tax purpose - Current tax (1)	-	-	(11,876)
Unrecognized deferred taxes (3)	(48,344)	(86,199)	(52,078)
Income tax rate change (4)	(17,444)	-	-
Other	(10,134)	(3,348)	(3,621)
Income tax	(69,111)	14,295	(17,079)

(1)On December 29, 2017, the National Executive Office of Argentina issued Law 27.430 - Income Tax. This law introduced several changes in the treatment of income tax as the gradual reduction from 35% to 30% for fiscal years starting from January 1, 2018 until December 31, 2019 and to 25% for fiscal years beginning on or after January 1, 2020, inclusive. On December 23, 2019, through Law No. 27.541, the income tax rate reduction established by Law 27.430 was suspended until fiscal years beginning January 1, 2021, inclusive, establishing that for the suspension period the rate would be 30%.

These adjustments correspond to the asset revaluation for tax purpose included in Law No. 27.430 of Argentina. As of March 29, 2019, AA2000 start exercising the option of the asset revaluation for tax purpose, fiscal period 2017, generating an accumulated deferred tax gain of USD 70,544, as well as a special current tax charge of USD 11,876 for the adherence to that option.

(2)In order to determine the net taxable income of AA2000 at the end of this year, the tax inflation adjustment determined in accordance with articles No. 95 to No. 98 of the income tax law has been incorporated into the tax results for a total amount of USD 74,042 (USD 25,680 and USD 31,202 as of December 31, 2020 and 2019 respectively), due to the fact that as of December 31,2021, 2020 and 2019 the price index variation has already exceeded 100%, 30% and 30%, respectively. Likewise, the income tax law allowed the deferral of the charge generated until 2020 by the tax inflation adjustment in five consecutive years. For 2021, the tax inflation adjustment is applicable as the accumulated inflation of the last three years is greater than 100%, and the adjustment resulting from this procedure must be recognized as a current tax of the year. As consequence, USD 74,042 (USD 4,278 and USD 6,044 as of December 31,2020 and 2019 respectively) was recognized in current tax liabilities and in 2020 and 2019, USD 21,402 and USD 25,158 as deferred tax liabilities respectively.

(3)Mainly temporary differences for which no deferred income tax has been recognized from Brazilian concessions. As of December 31, 2020, deferred tax assets on tax loss carry forwards from Brazilian concessions for a total amount of USD 54.2 million were unrecognized because there was not sufficient evidence that there would be enough future taxable profits to use such tax losses.

11       Income tax (Cont.)

(4)	In June 2021, Law 27,630 was issued in Argentina, which sets gradual percentages over net income for the determination of the income tax. Both current income tax and deferred income tax of Argentinean companies have been calculated considering these new percentages.